UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 26, 2019

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales (State or other jurisdiction of incorporation or organization)	001-36211 (Commission file number)	98-0619597 (I.R.S. employer identification number)

10 Brook Street London, England (Address of principal executive offices)	W1S 1BG (Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2019 annual general meeting of the shareholders of Noble Corporation plc, a company incorporated in England and Wales (the “Company”), was held on April 26, 2019. Matters voted on at the annual general meeting and the results thereof were as follows:

(1)	Resolution 1: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2020:

Nominee	For	Against	Abstain	Broker Non-Votes
Julie H. Edwards	158,613,215	7,068,262	686,406	55,747,254

(2)	Resolution 2: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2020:

Nominee	For	Against	Abstain	Broker Non-Votes
Gordon T. Hall	159,189,266	5,414,961	1,763,656	55,747,254

(3)	Resolution 3: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2020:

Nominee	For	Against	Abstain	Broker Non-Votes
Roger W. Jenkins	163,310,220	2,526,498	531,165	55,747,254

(4)	Resolution 4: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2020:

Nominee	For	Against	Abstain	Broker Non-Votes
Scott D. Josey	161,235.966	4,603,168	528,749	55,747,254

(5)	Resolution 5: The following individual was reelected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2020:

Nominee	For	Against	Abstain	Broker Non-Votes
Jon A. Marshall	156,436,079	9,406,048	525,756	55,747,254

(6)	Resolution 6: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2020:

Nominee	For	Against	Abstain	Broker Non-Votes
Mary P. Ricciardello	158,450,880	7,413,718	503,285	55,747,254

(7)	Resolution 7: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2020:

Nominee	For	Against	Abstain	Broker Non-Votes
Julie J. Robertson	157,266,558	8,561,515	539,810	55,747,254

(8)	Resolution 8: The resolution to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2019 was approved.

For	Against	Abstain	Broker Non-Votes
212,221,485	9,079,012	814,640	—

(9)	Resolution 9: The resolution to reappoint PricewaterhouseCoopers LLP as the Company’s UK statutory auditors until the 2020 annual general meeting of shareholders was approved.

For	Against	Abstain	Broker Non-Votes
212,241,201	9,062,615	811,321	—

(10)	Resolution 10: The resolution authorizing the Company’s audit committee to determine the UK statutory auditors’ compensation was approved.

For	Against	Abstain	Broker Non-Votes
214,348,327	6,466,124	1,300,686	—

(11)	Resolution 11: The resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved.

For	Against	Abstain	Broker Non-Votes
92,443,352	71,990,429	1,934,102	55,747,254

(12)

Resolution 12: The resolution to approve, on an advisory basis, the directors’ compensation report, which is set out in the annual report and accounts of the Company for the year ended December 31, 2018, was approved.

For	Against	Abstain	Broker Non-Votes
95,407,009	70,173,091	787,783	55,747,254

(13)

Resolution 13: The resolution to approve the directors’ compensation report, which is set out in the directors’ compensation report in the annual report and accounts of the Company for the year ended December 31, 2018,

For	Against	Abstain	Broker Non-Votes
97,078,528	67,295,495	1,993,860	55,747,254

(14)	Resolution 14: The resolution to approve an amendment to increase the number of ordinary shares available for issuance under the Noble Corporation plc 2015 Omnibus Incentive Plan was approved.

For	Against	Abstain	Broker Non-Votes
156,951,984	7,620,934	1,794,965	55,747,254

(15)	Resolution 15: The resolution to approve an amendment to increase the number of ordinary shares available for issuance under the Noble Corporation plc 2017 Director Omnibus Plan was approved.

For	Against	Abstain	Broker Non-Votes
160,599,861	5,173,154	594,868	55,747,254

(16)	Resolution 16: The resolution to authorize the Board of Directors to allot shares up to an amount specified in the resolution.

For	Against	Abstain	Broker Non-Votes
196,302,009	19,683,927	6,129,201	—

(17)	Resolution 17: The resolution to authorize a general disapplication of statutory pre-emptive rights.

For	Against	Abstain	Broker Non-Votes
202,054,258	17,620,992	2,439,887	—

(18)	Resolution 18: The resolution to authorize a disapplication of statutory pre-emptive rights in connection with an acquisition or specified capital investment.

For	Against	Abstain	Broker Non-Votes
202,331,059	17,406,080	2,377,998	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2019

NOBLE CORPORATION

By:	/s/ William E. Turcotte

William E. Turcotte Senior Vice President, General Counsel and Corporate Secretary